       [LETTERHEAD OF ALTSCHULER, MELVOIN AND GLASSER LLP APPEARS HERE]

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference of our report dated February 12, 1997 included in this Form 8-K/A, into Charles E. Smith Residential Realty, Inc.'s previously filed Registration Statement File No. 33-82382, Registration Statement File No. 33-93986, Registration Statement File No. 33-80835, Registration Statement File No. 333-340, Registration Statement File No. 333-8129, and Registration Statement File No. 333-17053.


                                        /s/ Altschuler, Melvoin and Glasser LLP

                                        ALTSCHULER, MELVOIN AND GLASSER LLP

Chicago, Illinois
November 7, 1997


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             [LETTERHEAD OF COOPERS & LYBRAND L.L.P. APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into Charles E. Smith Residential Realty, Inc.'s previously filed Registration Statement File No. 33-82382, Registration Statement File No. 33-93986, Registration Statement File No. 33-80835, Registration Statement File No. 333-340, Registration Statement File No. 333-8129, and Registration Statement File No. 333-17053.


                                        /s/ Coopers & Lybrand L.L.P.

                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
November 7, 1997